                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.   20549
                              ____________________
                                    FORM T-1

          STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
          TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________
                         ______________________________

                              BANKERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

NEW YORK                                                   13-4941247
(Jurisdiction of Incorporation or                          (I.R.S. Employer
organization if not a U.S. national bank)                  Identification no.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                                          10006
(Address of principal                                       (Zip Code)
executive offices)

                              BANKERS TRUST COMPANY
                              LEGAL DEPARTMENT
                              130 LIBERTY STREET, 31ST FLOOR
                              NEW YORK, NEW YORK  10006
                              (212) 250-2201
            (Name, address and telephone number of agent for service)

                        _________________________________

                          SIERRA PACIFIC POWER COMPANY
               (Exact name of obligor as specified in its charter)

NEVADA                                                     88-0044418
(State or other jurisdiction of                            (I.R.S. employer
Incorporation or organization)                             Identification no.)


P.O. BOX 10100 (6100 NEIL ROAD)
RENO, NEVADA                                               89520-0400
(Address of principal executive offices)                   (Zip Code)


                         COLLATERALIZED DEBT SECURITIES
                       (Title of the indenture securities)



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ITEM 1.    GENERAL INFORMATION.
            Furnish the following information as to the trustee.

            (a) Name and address of each examining or supervising authority to which it is subject.

            NAME                                              ADDRESS
            ----                                              -------

            Federal Reserve Bank (2nd District)               New York, NY
            Federal Deposit Insurance Corporation             Washington, D.C.
            New York State Banking Department                 Albany, NY

            (b)  Whether it is authorized to exercise corporate trust powers.

                 Yes.

ITEM 2.     AFFILIATIONS WITH OBLIGOR.

            If the obligor is an affiliate of the Trustee, describe each such affiliation.

            None.

ITEM 3.-15. NOT APPLICABLE

ITEM 16.    LIST OF EXHIBITS.

            EXHIBIT 1 -    Restated Organization Certificate of Bankers Trust
                           Company dated August 7, 1990 and Certificate of
                           Admendment of the Organization Certificate of Bankers
                           Trust Company dated March 21, 1996 - Incorporated herein by reference to Exhibit 1 filed with Form T-1
                           Statement, Registration No. 333-15263.

            EXHIBIT 2 -    Certificate of Authority to commence business -
                           Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-21047.

            EXHIBIT 3 -    Authorization of the Trustee to exercise corporate
                           trust powers - Incorporated herein by reference to
                           Exhibit 2 filed with Form T-1 Statement, Registration
                           No. 33-21047.

            EXHIBIT 4 -    Existing By-Laws of Bankers Trust Company, as amended
                           on September 17, 1996 - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement,
                           Registration No. 333-15263.

            EXHIBIT 5 -    Not applicable.

            EXHIBIT 6 -    Consent of Bankers Trust Company required by Section
                           321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement,
                           Registration No. 22-18864.

            EXHIBIT 7 -    A copy of the latest report of condition of Bankers
                           Trust Company dated as of September 30, 1996.

            EXHIBIT 8 -    Not Applicable.

            EXHIBIT 9 -    Not Applicable.

                                    SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of November, 1996.


                              BANKERS TRUST COMPANY



                              By:  S/Jenna Kaufman/
                                   -----------------
                                   Jenna Kaufman
                                   Vice President


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                                                                 Exhibit 7

Legal Title of Bank: Bankers Trust Company  Call Date: 9/30/96  ST-BK: 36-4840FFIEC 031
Address:             130 Liberty Street     Vendor ID: D        CERT: 00623 Page RC-1
City, State    ZIP:  New York, NY  10006                                11
FDIC Certificate No.:    | 0 | 0 | 6 | 2 | 3

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS SEPTEMBER 30, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                           ________________
                                                                                                   | C400                 |
                                                       Dollar Amounts in Thousands | RCFD        Bil Mil Thou             |
ASSETS                                                                             | / / / / / / / / / / / / / / / / /    |
  1. Cash and balances due from depository institutions (from Schedule RC-A):      | / / / / / / / / / / / / / / / / /    |
     a.   Noninterest-bearing balances and currency and coin(1) ...............    |   0081                       809,000 |1.a.
     b.   Interest-bearing balances(2) ........................................    |   0071                     4,453,000 |1.b.
  2. Securities:                                                                   | / / / / / / / / / / / / / / / / /    |
     a.   Held-to-maturity securities (from Schedule RC-B, column A) ..........    |   1754                             0 |2.a.
     b.   Available-for-sale securities (from Schedule RC-B, column D).........    |   1773                     4,133,000 |2.b.
  3. Federal funds sold and securities purchased under agreements to resell in     | / / / / / / / / / / / / / / / / /    |
     domestic offices of the bank and of its Edge and Agreement subsidiaries,      | / / / / / / / / / / / / / / / / /    |
     and in IBFs:                                                                  | / / / / / / / / / / / / / / / / /    |
     a.   Federal funds sold ..................................................    |   0276                     5,933,000 |3.a.
     b.   Securities purchased under agreements to resell .....................    |   0277                       413,000 |3.b.
  4. Loans and lease financing receivables:                                        | / / / / / / / / / / / / / / / / /    |
     a.   Loans and leases, net of unearned income (from Schedule RC-C)            | / / / / / / / / / / / / / / / / /    |
                                                           RCFD 2122   27,239,000  | / / / / / / / / / / / / / / / / /    |4.a.
     b.   LESS:   Allowance for loan and lease losses....  RCFD  3123     917,000  | / / / / / / / / / / / / / / / / /    |4.b.
     c.   LESS:   Allocated transfer risk reserve .......  RCFD  31280          0  | / / / / / / / / / / / / / / / / /    |4.c.
     d.   Loans and leases, net of unearned income,                                | / / / / / / / / / / / / / / / / /    |
          allowance, and reserve (item 4.a minus 4.b and 4.c) .................    |   2125                    26,322,000 |4.d.
  5. Assets held in trading accounts ..........................................    |   3545                    36,669,000 |5.
  6. Premises and fixed assets (including capitalized leases) .................    |   2145                       870,000 |6.
  7. Other real estate owned (from Schedule RC-M) .............................    |   2150                       215,000 |7.
  8. Investments in unconsolidated subsidiaries and associated companies           | / / / / / / / / / / / / / / / / /    |
                                                     (from Schedule RC-M)          |   2130                       212,000 |8.
  9. Customers' liability to this bank on acceptances outstanding .............    |   2155                       577,000 |9.
 10. Intangible assets (from Schedule RC-M) ...................................    |   2143                        18,000 |10.
 11. Other assets (from Schedule RC-F) ........................................    |   2160                     8,808,000 |11.
 12. Total assets (sum of items 1 through 11) .................................    |   2170                    89,432,000 |12.
                                                                                   | ____________________________________ |

__________________________
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank: Bankers Trust Company  Call Date: 9/30/96  ST-BK: 36-4840FFIEC 031
Address:             130 Liberty Street     Vendor ID: D        CERT: 00623 Page RC-2
City, State    ZIP:  New York, NY  10006                                12
FDIC Certificate No.:    | 0 | 0 | 6 | 2 | 3

SCHEDULE RC--CONTINUED

                                                                                       _____________________________
                                                             Dollar Amounts in Thousands | / / / / / / / /   Bil Mil Thou        |
                                                                                         |_______________________________________|_
LIABILITIES                                                                              | / / / / / / / / / / / / / /    |
13. Deposits:                                                                            | / / / / / / / / / / / / / /    |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I) | RCON 2200            9,391,000 |13.a.
       (1)  Noninterest-bearing(1) ...................RCON 6631      2,734,000.......... | / / / / / / / / / / / / / /    |13.a.(1)
       (2)   Interest-bearing ........................RCON 6636      6,657,000.......... | / / / / / / / / / / / / / /    |13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule      | / / / / / / / / / / / / / /    |
       RC-E part II)                                                                     | RCFN 2200           23,385,000 |13.b.
       (1)   Noninterest-bearing .....................RCFN 6631        654,000           | / / / / / / / / / / / / / /    |13.b.(1)
       (2)   Interest-bearing ........................RCFN 6636     22,731,000           | / / / / / / / / / / / / / /    |13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in        | / / / / / / / / / / / / / /    |
    domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:| / / / / / / / / / / / / / /    |
    a.   Federal funds purchased ......................................................  | RCFD 0278            3,090,000 |14.a.
    b.   Securities sold under agreements to repurchase ...............................  | RCFD 0279               99,000 |14.b.
15. a. Demand notes issued to the U.S. Treasury .......................................  | RCON 2840                    0 |15.a.
    b.   Trading liabilities ..........................................................  | RCFD 3548           18,326,000 |15.b.
16. Other borrowed money:                                                                | / / / / / / / / / / / / / /    |
    a.   With original maturity of one year or less ...................................  | RCFD 2332           17,476,000 |16.a.
    b.   With original maturity of more than one year .................................  | RCFD 2333            2,771,000 |16.b.
17. Mortgage indebtedness and obligations under capitalized leases ....................  | RCFD 2910               31,000 |17.
18. Bank's liability on acceptances executed and outstanding ..........................  | RCFD 2920              577,000 |18.
19. Subordinated notes and debentures .................................................  | RCFD 3200            1,228,000 |19.
20. Other liabilities (from Schedule RC-G) ............................................  | RCFD 2930            8,398,000 |20.
21. Total liabilities (sum of items 13 through 20) ....................................  | RCFD 2948           84,772,000 |21.
                                                                                         | / / / / / / / / / / / / / /    |
22. Limited-life preferred stock and related surplus ..................................  | RCFD 3282                    0 |22.
EQUITY CAPITAL                                                                           | / / / / / / / / / / / / / /    |
23. Perpetual preferred stock and related surplus .....................................  | RCFD 3838              500,000 |23.
24. Common stock ......................................................................  | RCFD 3230            1,002,000 |24.
25. Surplus (exclude all surplus related to preferred stock) ..........................  | RCFD 3839              527,000 |25.
26. a. Undivided profits and capital reserves .........................................  | RCFD 3632            3,017,000 |26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities .........  | RCFD 8434             (16,000) |26.b.
27. Cumulative foreign currency translation adjustments ...............................  | RCFD 3284            (370,000) |27.
28. Total equity capital (sum of items 23 through 27) .................................  | RCFD 3210            4,660,000 |28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items    | / / / / / / / / / / / / / /    |
    21, 22, and 28)....................................................................  | RCFD 3300           89,432,000 |29.
                                                                                         |__________          ___________ |
Memorandum
To be  reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that best
    describes the most comprehensive level of auditing work performed for the bank                        Number
    by independent external auditors as of any date during 1995........................  | RCFD 6724       N/A            |  M.1

1 = Independent audit of the bank conducted in accordance          4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified         external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank         authority)
2 = Independent audit of the bank's parent holding company         5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing           auditors
    standards by a certified public accounting firm which          6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company               auditors
    (but not on the bank separately)                               7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in                8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

______________________
(1) Including total demand deposits and noninterest-bearing time and savings deposits.